         NEITHER THIS WARRANT NOR THE SHARES OF STOCK ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. NO SALE, TRANSFER OR OTHER DISPOSITION OF THIS WARRANT OR SAID SHARES MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER THAT SUCH REGISTRATION IS NOT REQUIRED OR (III) RECEIPT OF A NO-ACTION LETTER FROM THE SECURITIES AND EXCHANGE COMMISSION TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED.


                         Void after 5:00 p.m., Utah Time
                              on January ___, 2003


                                SENTO CORPORATION


                               WARRANT TO PURCHASE
                             SHARES OF COMMON STOCK


                           --------------------------



         This certifies that, for value received, ____________________ (the "PURCHASER") or registered assigns (the Purchaser or such assignee, as applicable, being referred to herein as the "HOLDER"), is entitled, subject to the provisions of that certain Subscription Agreement, dated as of February 1, 2000 between the Company and Purchaser (the "SUBSCRIPTION AGREEMENT"), to _______________ (___) warrants, each such warrant entitling the Holder to purchase one (1) share of the common stock, par value $0.25 per share (the "COMMON STOCK"), of Sento Corporation, a Utah corporation (the "COMPANY"), at a price of Six and 25/100 Dollars ($6.25) per share (the "EXERCISE PRICE") (such warrants and this certificate evidencing such warrants being referred to herein, collectively, as this "WARRANT"). The number of shares of Common Stock to be received upon the exercise of this Warrant (the "WARRANT SHARES") and the Exercise Price may be adjusted from time to time as hereinafter set forth. This Warrant is issued in connection with a 7% Convertible Subordinated Debenture, dated as of January ____, 2000, issued by the Company to Purchaser in the original principal amount of $__________________ (the "DEBENTURE").

         1. EXERCISE OF WARRANT. Subject to the provisions of Section 2 below, this Warrant may be exercised in whole (but not in part) at any time or from time to time on or after the date hereof, but in any event no later than 5:00 p.m., Utah time, on January _____, 2003, or if such date is a day on which federal or state-chartered banking institutions in Utah are authorized by law to close, then on the next succeeding day which shall not be such a day. Such exercise shall be effective upon presentation and surrender to the Company at its principal office or at the office of its stock transfer agent, if any, of this Warrant with the duly executed Notice of Exercise form set forth on Exhibit A (attached hereto and made a part hereof by this reference) (the "NOTICE OF EXERCISE") indicating whether such exercise is being made in accordance with Section 1(a) or 1(b) below and the form of payment necessary to comply with the provisions of such Section. The number of Warrant Shares which may be purchased upon exercise of this Warrant shall initially be equal to the number of warrants granted by this Warrant as identified above, which number may be adjusted, if at all, in accordance with Section 7 below. The Company may require the purchaser to execute such further documents and make certain representations and warranties as the Company deems necessary to ensure compliance with exemptions from applicable federal and state securities laws as required by
Section 2 below.

              (a) CASH PAYMENT UPON EXERCISE. If the Notice of Exercise specifies that the exercise of this Warrant is made pursuant to this Section 1(a), then the Notice of Exercise shall be accompanied by payment, in cash or by certified or official bank check, payable to the order of the Company, in the amount of the Exercise Price for the number of the Warrant Shares, together with all taxes applicable upon such exercise.

              (b) CASHLESS EXERCISE. If the Notice of Exercise specifies that the exercise of this Warrant is made pursuant to this Section 1(b), then the Company shall deliver to Holder, without payment by Holder of any Exercise Price or any cash or other consideration, that number of Warrant Shares computed using the following formula:

                               Y(A-B)
                           X = ------
                                  A

WHERE:                     X  =     the number of Warrant Shares to be issued
                                    to the Holder pursuant to the exercise of this Warrant pursuant to this Section 1(b);

                           Y  =     the number of Warrant Shares that may be
                                    purchased upon the exercise of this Warrant;

                           A  =     the Market Price (as defined in the
                                    Debenture) of one share of Common Stock; and

                           B  =     the Exercise Price per Warrant Share and
                                    the amount of taxes per Warrant Share
                                    payable upon the exercise of this Warrant or the issuance of the Warrant Shares pursuant to this Section 1(b) (assuming the full issuance of the Warrant Shares that may be purchased upon the exercise of this Warrant).

         2. COMPLIANCE WITH SECURITIES LAWS. This Warrant may not be exercised by the Holder unless at the time of exercise (i) a registration statement registering the Warrant Shares upon such exercise is effective under the Securities Act of 1933, as amended (and together with the rules and regulations promulgated thereunder, collectively, the "SECURITIES ACT"), or the transaction in which such Warrant Shares are to be issued is exempted from the application of the registration requirements of the Securities Act, and (ii) the Warrant Shares have been registered or qualified under any applicable state securities laws or an exemption from registration or qualification is available under such laws. The Holder may have certain registration rights with respect to the Warrant Shares under the Registration Rights Agreement dated as of _______________, 2000, between the Purchaser and the Company (the "REGISTRATION RIGHTS AGREEMENT"), pursuant to which the holder of Warrant Shares may, in certain limited circumstances, obligate the Company to register or qualify such Warrant Shares under federal or state securities laws. This Warrant may not be exercised so long as Purchaser is in default under the representations, warranties or covenants of this Warrant, the Debenture or the Subscription Agreement.

         3. STOCK FULLY PAID; RESERVATION OF SHARES. All Warrant Shares that may be issued upon the exercise of this Warrant shall, upon issuance, be duly authorized, validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. The Company hereby covenants and agrees that at all times during the period this Warrant is exercisable it shall reserve from its authorized and unissued Common Stock for issuance and delivery upon exercise of this Warrant such number of shares of its Common Stock as shall be required for issuance and delivery upon exercise of this Warrant. The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

         4. FRACTIONAL SHARES. No fractional shares or stock representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional shares which would otherwise be issuable, the Company shall, in its sole discretion, either (i) pay cash equal to the product of such fraction multiplied by the fair market value of one share of Common Stock on the date of exercise, as determined in good faith by the Company's Board of Directors or (ii) issue the next largest whole number of Warrant Shares.

         5.   TRANSFER, EXCHANGE, ASSIGNMENT OR LOSS OF WARRANT OR
CERTIFICATES.

              (a) This Warrant may not be assigned or transferred except as provided herein and in accordance with and subject to the provisions of the Securities Act and any applicable state securities laws. Any purported transfer or assignment made other than in accordance with this Section 5 and
Section 9 hereof shall be null and void and of no force and effect.

              (b) This Warrant shall be transferable only upon the receipt of an opinion of counsel satisfactory to the Company to the effect that (i) the transferee is a person to whom the Warrant may be legally transferred without registration under the Securities Act or any state securities laws; and (ii) such transfer will not violate any applicable law or governmental rule or regulation including, without limitation, any applicable federal or state securities law. Prior to any transfer or assignment of this Warrant, the assignor or transferor shall reimburse the Company for its reasonable expenses, including attorneys' fees, incurred in connection with the transfer or assignment.

              (c) Any assignment permitted hereunder shall be made by surrender of this Warrant to the Company at its principal office with the duly executed Assignment Form set forth on Exhibit B attached hereto and made a part hereof by this reference and funds sufficient to pay any transfer tax. In such event, the Company shall, without charge, execute and deliver a new Warrant in the name of the assignee named in such Assignment Form, and this Warrant shall promptly be cancelled. This Warrant may be divided or combined with other Warrants which carry the same rights upon presentation thereof at the principal office of the Company together with a written notice signed by the Holder thereof, specifying the names and denominations in which new Warrants are to be issued. The terms "Warrant" and "Warrants" as used herein include any Warrants in substitution for or replacement of this Warrant, or into which this Warrant may be divided or exchanged.

              (d) Upon receipt by the Company of evidence satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate representing Warrant Shares issued upon the exercise hereof and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, and, in the case of any such mutilation, upon surrender and cancellation of this Warrant or such stock certificate, the Company will execute and deliver a new Warrant or stock certificate of like tenor and date, and any such lost, stolen, destroyed or mutilated Warrant or stock certificate shall thereupon become void.

         Each Holder of this Warrant, the Warrant Shares or any other security issued or issuable upon exercise of this Warrant shall indemnify and hold harmless the Company, its directors and officers, and each person, if any, who controls the Company, against any losses, claims, damages or liabilities, joint or several, to which the Company or any such director, officer or any such person may become subject under the Securities Act or any statute or common law, insofar as such losses, claims, damages or liabilities, or actions in respect thereof, arise out of or are based upon the disposition by such Holder of the Warrant, the Warrant Shares or other such securities in violation of the terms of this Warrant.

         6. RIGHTS OF THE HOLDER. The Holder shall not, by virtue hereof, be entitled to any rights of a shareholder in the Company, either at law or equity, and the rights of the Holder by virtue hereof are limited to those expressed in this Warrant and are not enforceable against the Company except to the extent set forth herein.

         7. ADJUSTMENT OF EXERCISE PRICE AND NUMBER OF SHARES. The number and kind of securities issuable upon the exercise of this Warrant and the Exercise Price of such securities shall be subject to adjustment from time to time upon the happening of certain events as follows:

              (a) SUBDIVISION OR COMBINATION OF COMMON Stock. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, or combines by reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares purchasable upon exercise of this Warrant immediately prior thereto shall be adjusted so that the Holder of this Warrant shall be entitled to receive the kind and number of Warrant Shares or other securities of the Company which it would have owned or have been entitled to receive after the happening of any of the events described above had this Warrant been exercised immediately prior to the happening of such event or any record date with respect thereto. If the Holder is entitled to receive shares of two or more classes of capital stock of the Company pursuant to the foregoing upon exercise of the Warrant, the Company shall determine the allocation of the adjusted Exercise Price between the classes of capital stock. After such allocation, the exercise privilege and the Exercise Price of each class of capital stock shall thereafter be subject to adjustment on terms comparable to those applicable to Common Stock in this Section. An adjustment made pursuant to this paragraph (a) shall become effective immediately after the effective date of such event retroactive to the record date, if any, for such event. Such adjustment shall be made successively whenever such a payment, subdivision, combination or reclassification is made.

              (b)  ADJUSTMENT IN EXERCISE PRICE. Except as set forth in
Section 7(c) below, whenever the number of Warrant Shares purchasable upon the exercise of each Warrant is adjusted as provided in this Section, the Exercise Price payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Warrant Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Warrant Shares purchasable immediately thereafter.

              (c) RESET OF EXERCISE PRICE. If the Market Price (as defined in the Debenture) of the Common Stock does not equal or exceed $6.00 per share for any period of 20 consecutive trading days occurring during the period between the date set forth on the signature page hereof and December 31, 2000, then the Exercise Price shall be equal to $5.00 from and after December 31, 2000.

         8. OFFICER'S CERTIFICATE. Whenever the Exercise Price or the number of Warrant Shares issuable on exercise of this Warrant shall be adjusted as required by the provisions of Section 7 hereof, the Company shall forthwith file with its Secretary or an Assistant Secretary at its principal office, and with its stock transfer agent, if any, an officer's certificate showing the adjusted Exercise Price and number of Warrant Shares determined as herein provided and setting forth in reasonable detail the facts requiring such adjustment. Each such officer's certificate shall be made available at all reasonable times for inspection by the Holder, and the Company shall, forthwith after each such adjustment, deliver a copy of such certificate to the Holder.

         9.   TRANSFER TO COMPLY WITH THE SECURITIES ACT.

              (a) This Warrant and the Warrant Shares or any other security issued or issuable upon exercise of this Warrant may not be sold, transferred or otherwise disposed of except (i) as contemplated by the Registration Rights Agreement or (ii) to a person who, in the opinion of counsel reasonably satisfactory to the Company, is a person to whom this Warrant or such Warrant Shares may legally be transferred pursuant to Section 5 hereof without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 9 with respect to any resale or other disposition of such securities unless, in the opinion of such counsel, such agreement is not required.

              (b) The Holder, by acceptance of this Warrant, agrees that the Warrant Shares to be issued upon exercise hereof are being acquired for the account of the Holder for investment and not with a view to, or for resale in connection with, the distribution thereof and that the Holder will not offer, sell or otherwise dispose of such Warrant Shares except under circumstances which will not result in a violation of the Securities Act and all applicable state securities laws. The Holder represents that the Holder has no present intention of distributing or reselling the Warrant Shares.

              (c) The Company may cause the following legend, or one of similar substance, to be set forth on each certificate representing Warrant Shares or any other security issued or issuable upon exercise of this Warrant, unless counsel for the Company is of the opinion as to any such certificate that such legend is unnecessary:

            THE SECURITIES OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASE, TRANSFER, ASSIGNMENT, PLEDGE OR GRANT OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SHARES OF COMMON STOCK ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS. TRANSFERABILITY OF THE SECURITIES IS THEREFORE LIMITED AND INVESTORS MUST BEAR THE ECONOMIC RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

         10. GOVERNING LAW. This Warrant shall be governed by, and construed in accordance with, the laws of the State of Utah applicable to contracts entered into and to be performed wholly within such State.

         11. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be modified, amended, waived or discharged only by an instrument in writing signed by the party against which enforcement of the same is sought.

         12. NOTICE. Notices and other communications to be given to the Holder shall be delivered by hand or mailed, postage prepaid, to such address as the Holder shall have designated by written notice to the Company as provided in this Section. Notices or other communications to the Company shall be deemed to have been sufficiently given if delivered by hand or mailed postage prepaid to the Company at 808 East Utah Valley Drive, American Fork, Utah 84003, or such other address as the Company shall have designated by written notice to the Holder as provided in this Section. Notice by mail shall be deemed given when deposited in the United States mail, postage prepaid, as herein provided.

         13. CONSTRUCTION. The descriptive headings of the several paragraphs and sections of this Warrant are inserted for convenience only and do not constitute a part of this Warrant. Unless otherwise indicated, references to sections shall be construed as references to the corresponding Sections of this Warrant.

         IN WITNESS WHEREOF, the Company has executed this Warrant effective as of the _____ day of _____________, 2000.

                                       SENTO CORPORATION, a Utah corporation


                                       By:
                                          -----------------------------------
                                       Its:
                                           ----------------------------------

                                    EXHIBIT A


                               NOTICE OF EXERCISE



TO:     SENTO CORPORATION (the "COMPANY"):


        1. The undersigned holder of the attached warrant (the "WARRANT") hereby elects to purchase the Warrant Shares (as defined in the Warrant) pursuant to (Select (a) or (b) below):

_______       (a) Section 1(a) of the Warrant and the terms and conditions of
Initial       the Warrant and tenders here with payment of the purchase price
Here          of such shares in full; or

_______       (b) Section 1(b) of the Warrant and the terms and conditions of
Initial       the Warrant.
Here

        2. Please issue a certificate or certificates representing the Warrant Shares in the name of the undersigned.


---------------
    (DATE)

                                          -------------------------------------
                                          (SIGNATURE)

                                          -------------------------------------
                                          (PRINT OR TYPE NAME)

                                    EXHIBIT B


                                 ASSIGNMENT FORM


                                                     Dated: ____________________


        FOR VALUE RECEIVED, _____________________ hereby sells, assigns, and transfers unto ______________________ (please type or print) ______________________________ (address) the right to purchase Common Stock represented by the warrant attached hereto to the extent of _____________ shares as to which such right is exercisable and does hereby irrevocably constitute and appoint the Sento Corporation (the "COMPANY") and/or its transfer agent as attorney to transfer the same on the books of the Company with full power of substitution in the premises.



                                        ---------------------------------------
                                        (SIGNATURE)